Exhibit 1


                            AGREEMENT OF JOINT FILING



         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, $.01 par value per share, of Transtechnology Corporation, a Delaware corporation. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.


Dated:   June 28, 2005
                                 WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                 By:  Wynnefield Capital Management, LLC,
                                      General Partner

                                      By: /s/ Nelson Obus
                                          -----------------------------------
                                          Nelson Obus, Managing Member


                                 WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                 By:  Wynnefield Capital Management, LLC,
                                      General Partner


                                      By: /s/ Nelson Obus
                                          -----------------------------------
                                          Nelson Obus, Managing Member


                                 WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                                 By:  Wynnefield Capital, Inc.


                                      By: /s/ Nelson Obus
                                          -----------------------------------
                                          Nelson Obus, President


                                 CHANNEL PARTNERSHIP II, L.P.


                                 By:  /s/ Nelson Obus
                                      ---------------------------------------
                                          Nelson Obus, General Partner


                                 /s/ Nelson Obus
                                 --------------------------------------------
                                 Nelson Obus, Individually


                                 WYNNEFIELD CAPITAL MANAGEMENT, LLC


                                 By:  /s/ Nelson Obus
                                      ---------------------------------------
                                          Nelson Obus, Managing Member


                                 WYNNEFIELD CAPITAL, INC.

                                 By:  /s/ Nelson Obus
                                      ---------------------------------------
                                          Nelson Obus, President